Net finance expense (income) (Tables)	12 Months Ended
Aug. 31, 2023
Net finance expense (income)
Net finance expense

	2023	2022	2021
	$	$	$
Interest and bank charges	142,117	184,895	123,100
Interest income	(113,334)	(379,288)	—
Foreign currency exchange (gain) loss	(208,132)	(251,947)	1,583,292
Transaction costs	719,167	—	—
Gain on derivative liabilities	(2,055,688)	—	—
Loss (gain) on Debentures [note 8]	(88,666)	670,000	550,000
	(1,604,536)	223,660	2,256,392